UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 28, 2014

DYNAMIC APPLICATIONS CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-54856

Delaware	98-0573566
(State of Incorporation)	(I.R.S. Employer Identification No.)

14 Menachem Begin Street, Ramat Gan, Israel	52700
(Address of Registrant's Office)	(ZIP Code)

Registrant's Telephone Number, including area code: 972-3-752-3922

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 28, 2014, the Registrant accepted the resignation of Eli Gonen as Chairman and sole director. There was no dispute between the Registrant on any matter relating to the Registrant's operations, policies or practices. Mr. Gonen furnished the Registrant with his Letter of Resignation, a copy of which is attached as an exhibit to this Form 8-K.

Effective September 28, 2014, the Registrant appointed Mr. Mordechai Bignitz, age 62, who has served as the Registrant's Chief Executive Officer and President since July 15, 2014, as the Registrant's Chairman and sole director. Reference is made to the Registrant's Form 8-K filed with the Securities and Exchange Commission on July 21, 2014 regarding the appointment of Mr. Bignitz as CEO and President.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DYNAMIC APPLICATIONS CORP.

By:	/s/ Mordechai Bignitz
Name:	Mordechai Bignitz
Title:	CEO

Date: September 28, 2014